SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 24, 2003


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------

               (Exact name of registrant as specified in charter)




        Maryland                   0-11083                       13-3147497
        -------------------------------------------------------------------
       (State or other        (Commission file No.)           (IRS Employer
        jurisdiction of                                           I.D. No.)
        incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
           ----------------------------------------------------    -----
           (Address of principal executive offices)            (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated July 24, 2003 (filed with the Securities and Exchange Commission on August 7, 2003), as set forth in the pages attached hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Financial Statements of Property Acquired and Pro Forma
            Financial Statements

Report of Independent Auditors                                                                               1
Statement of Revenues and Certain Expenses                                                                   2
Notes to Statement of Revenues and Certain Expenses                                                        3-4

One Liberty Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Financial Statements (Unaudited)                                                      5
Pro Forma Consolidated Balance Sheet (Unaudited)                                                             6
Pro Forma Consolidated Income Statements (Unaudited)                                                       7-8
Notes to Pro Forma Consolidated Balance Sheet and Income Statements (Unaudited)                           9-10



(c)   Exhibits

       None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY                       By: /s/ David W. Kalish
September 11, 2003                          --------------------------------
                                            David W. Kalish
                                            Senior Vice President and
                                            Chief Financial Officer

                         Report of Independent Auditors

Board of Directors and Stockholders
One Liberty Properties, Inc.

We have audited the statement of revenues and certain expenses of Andrita Stages ("Andrita Stages") as described in Note 1 to be acquired by OLP Los Angeles, Inc., a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") and Andrita GERP LLC as tenants in common, for the period from September 15, 2002 (commencement of operations) to December 31, 2002. The statement of revenues and certain expenses is the responsibility of Andrita Stages' management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of One Liberty Properties, Inc. and is not intended to be a complete presentation of Andrita Stages' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Andrita Stages as described in Note 2 for the period from September 15, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.




New York, New York
July 11, 2003


                                 Andrita Stages

                   Statement of Revenues and Certain Expenses




                                                                                                Period from
                                                                                            September 15, 2002
                                                                                              (commencement
                                                                Six months ended             of operations) to
                                                                    June 30,                    December 31,
                                                                      2003                         2002
                                                                ----------------             ----------------
                                                                  (unaudited)

Revenues:
    Base rents                                                        $1,320,327                  $  770,191
    Fee revenues                                                          12,500                     170,511
                                                                          ------                     -------
Total rental revenue                                                   1,332,827                     940,702
                                                                       ---------                     -------

Certain expenses:
    Property operating expenses                                          141,288                     172,586
                                                                         -------                     -------
Total certain expenses                                                   141,288                     172,586
                                                                         -------                     -------

Revenues in excess of certain expenses                                $1,191,539                  $  768,116
                                                                      ==========                  ==========






                             See accompanying notes.


                                 Andrita Stages

               Notes to Statement of Revenues and Certain Expenses


1. Organization and Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of Andrita Stages (the "Property"), a studio and office building in Los Angeles, California. Andrita Stages has approximately 109,000 square feet of leasable space. The Property, which is currently owned by Kingston-Andrita, LLC, is not a legal entity, but rather a property which is under contract for purchase by OLP Los Angeles, Inc., a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company").

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest, depreciation, and amortization.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

The lease with the tenant is accounted for as an operating lease. Base rent is recognized on a straight-line basis over the lease term. The excess of the amount so recognized over the contractual amount due pursuant to the underlying lease amounted to approximately $142,000 for the period from September 15, 2002 (commencement of operations) to December 31, 2002.

4. Risks and Uncertainties

The Property is leased to a single tenant, Playboy Entertainment Group ("the Tenant"), which occupies 100% of the Property's total gross leasable area. Therefore, the Property's results of operations are significantly dependent on the overall health of the Tenant and the entertainment industry.

                                 Andrita Stages

5. Base Rents

On September 20, 2001, Playboy entered into a 15-year lease agreement (the "Lease") to lease the Property. The Lease provides for annual base rent, as well as the payment of applicable expenses associated with the Property. The Lease also provides for rent to commence upon the earlier of (i) possession of the Property (ii) upon the date of which the Property becomes operational, as defined or (iii) at the date the Property is substantially completed as defined. Subsequent to the completion of the renovations Playboy commenced operations in September 2002. Accordingly, the Lease commenced in September 2002 with annual base rent ranging from $1.9 million to $3.0 million through 2017.

6. Future Minimum Rents

Future minimum lease payments to be received by the Property as of December 31, 2002 under a noncancellable operating lease are as follows:


                  2003                   $  1,946,358
                  2004                      2,234,022
                  2005                      2,298,553
                  2006                      2,365,019
                  2007                      2,433,479
                  Thereafter               27,704,352
                                           ----------
                                         $ 38,981,783
                                         ============


7.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)

On July 24, 2003, OLP Los Angeles, Inc., a wholly-owned subsidiary of One Liberty Properties, Inc. (the "Company") acquired in an arms length transaction a 50% tenancy in common interest in Andrita Stages (the "Property") located in Los Angeles, California.

The unaudited pro forma consolidated balance sheet of One Liberty Properties, Inc. as of June 30, 2003, has been prepared as if the Company's acquisition of the Property had been consummated on June 30, 2003. The unaudited pro forma consolidated income statements for the year ended December 31, 2002 and for the six months ended June 30, 2003, are presented as if the Company's acquisition of the Property occurred on September 15, 2002 (commencement of operations). The effect was carried forward through the year ended December 31, 2002 and six month period ended June 30, 2003.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Property had occurred on September 15, 2002 (commencement of operations), and for the year and six months indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 2002 annual report on Form 10-K and the Company's Quarterly Form 10-Q for the period ended June 30, 2003.



                          One Liberty Properties, Inc.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               As of June 30, 2003
                             (Amounts in thousands)

                                                                                                         The
                                                                 The Company         Purchase          Company
                                                                  Historical            of            Pro Forma
                                                                     (A)             Property        as Adjusted
                                                                -----------         --------        -----------

Assets
Real estate investments, at cost:
    Land                                                         $   32,050         $   4,300(B)      $   36,350
    Buildings                                                       127,463            17,200(B)         144,663
                                                                    -------            ------            -------
                                                                    159,513            21,500            181,013
Less accumulated depreciation                                        12,333                 -             12,333
                                                                     ------               ---             ------
                                                                    147,180            21,500            168,680

Investment in unconsolidated joint ventures                          16,630                 -             16,630
Mortgage receivable                                                       -             7,000(C)           7,000
Cash and cash equivalents                                             4,969                 -              4,969
Unbilled rent receivable                                              3,839                 -              3,839
Rent, interest, deposits and other receivables                        3,326                 -              3,326
Note receivable - officer                                               162                 -                162
Investment in BRT Realty Trust (related party)                          478                 -                478
Deferred financing costs                                              1,634                 -              1,634
Other                                                                   687                 -                687
                                                                     ------            ------              -----
                                                                 $  178,905        $   28,500         $  207,405
                                                                 ==========        ==========         ==========

Liabilities and stockholders' equity
Mortgages payable                                                $   82,642        $        -         $   82,642
Line of credit                                                        3,000            17,750(D)          20,750
Dividends payable                                                     2,136                 -              2,136
Accrued expenses and other liabilities                                1,510                 -              1,510
                                                                      -----             -----              -----
Total liabilities                                                    89,288            17,750            107,038
                                                                     ------            ------            -------


Commitments and contingencies                                             -                 -                  -

Minority interest                                                         -            10,750(E)          10,750

Stockholders' equity:
   Redeemable convertible preferred stock                            10,693                 -             10,693
   Common stock                                                       5,687                 -              5,687
   Paid-in capital                                                   66,465                 -             66,465
   Accumulated other comprehensive income                               411                 -                411
   Accumulated undistributed net income                               6,361                 -              6,361
                                                                      -----             -----              -----
Total stockholders' equity                                           89,617                 -             89,617
                                                                     ------             -----             ------
                                                                 $  178,905       $    28,500         $  207,405
                                                                 ==========       ===========         ==========





                                 See accompanying notes.


                          One Liberty Properties, Inc.
                Pro Forma Consolidated Income Statement (Unaudited)
                      For the Year Ended December 31, 2002
                  (Amounts in thousands, except per share data)


                                                                                                           The
                                                  The Company       Purchase of                          Company
                                                  Historical         Property         Pro Forma         Pro Forma
                                                      (A)               (B)          Adjustments       as Adjusted
                                                  -----------       -----------      -----------       -----------


Revenues:
    Rental income                                 $    14,879       $      941        $        -      $     15,820
    Interest and other income (including
      231 from an affiliated joint venture)               826                -               184 (C)         1,010
                                                          ---              ---               ---             -----
                                                       15,705              941               184            16,830
                                                       ------            -----               ---            ------

Expenses:
    Depreciation and amortization                       2,876                -               125 (D)         3,001
    Interest - mortgages payable                        5,964                -                 -             5,964
    Interest - line of credit                              54                -               224 (E)           278
    Leasehold rent                                         24                -                 -                24
    General and administrative                          1,675                -                 -             1,675
    Public offering expenses                              125                -                 -               125
    Real estate expenses                                  174              173                 -               347
                                                          ---              ---               ---               ---
                                                       10,892              173               349            11,414
                                                       ------              ---               ---            ------

Earnings before equity in earnings of
    unconsolidated joint ventures, loss
    on sale and minority interest                       4,813              768              (165)            5,416

Equity in earnings of unconsolidated
    joint ventures                                      1,078                -                 -             1,078
Loss on sale of real estate and
    available-for-sale securities                         (11)               -                 -               (11)
                                                          ---             ----              ----             -----

Net income before minority interest                     5,880              768              (165)            6,483

Minority interest                                           -             (384) (F)           63 (F)          (321)
                                                          ---             ----                --              ----

Net income                                         $    5,880        $     384        $     (102)       $    6,162
                                                   ==========        =========        ==========        ==========

Calculation of net income applicable
    to common stockholders:
       Net income                                  $    5,880        $     384        $     (102)       $    6,162
       Less dividends on preferred stock                1,037                -                 -             1,037
                                                        -----              ---               ---             -----
       Net income applicable to
         common stockholders                       $    4,843        $     384        $     (102)       $    5,125
                                                   ==========        =========        ==========        ==========

Net income per common share
    Basic (G)                                      $     1.05                                           $     1.11
                                                   ==========                                           ==========
    Diluted (G)                                    $     1.04                                           $     1.10
                                                   ==========                                           ==========


                                  See accompanying notes.




                                                     One Liberty Properties, Inc.
                                           Pro Forma Consolidated Income Statement (Unaudited)
                                                          For the Six Months
                                                      Ended June 30, 2003
                                                      (Amounts in thousands,
                                                      except per share data)

                                                                                                          The
                                                   The Company      Purchase of                         Company
                                                    Historical       Property         Pro Forma         Pro Forma
                                                         (A)           (B)           Adjustments       as Adjusted
                                                   -----------      -----------      -----------       -----------

Revenues:
    Rental income                                 $     8,990     $      1,333       $         -      $     10,323
    Interest and other income (including
      194 from an affiliated joint venture)               236                -               315(C)            551
      ---                                                 ---             ----               ---               ---
                                                        9,226            1,333               315            10,874
                                                        -----            -----               ---            ------

Expenses:
    Depreciation and amortization                       1,553                -               215(D)          1,768
    Interest - mortgages payable                        3,172                -                 -             3,172
    Interest - line of credit                             210                -               351(E)            561
    General and administrative                          1,065                -                 -             1,065
    Real estate expenses                                  276              141                 -               417
                                                          ---              ---               ---               ---
                                                        6,276              141               566             6,983
                                                        -----              ---               ---             -----

Earnings before equity in earnings of
    unconsolidated joint ventures, gain
    on sale and minority interest                       2,950            1,192              (251)            3,891

Equity in earnings of unconsolidated
    joint ventures                                      1,243                -                 -             1,243
Gain on sale of real estate                                14                -                 -                14
                                                           --              ---               ---                --

Net income before minority interest                     4,207            1,192              (251)            5,148

Minority interest                                           -             (596) (F)          108(F)           (488)
                                                          ---             ----               ---              ----

Net income                                        $     4,207       $      596        $     (143)      $     4,660
                                                  ===========       ==========        ==========       ===========

Calculation of net income applicable
  to common stockholders:
       Net income                                 $     4,207       $      596        $     (143)      $     4,660
       Less dividends on preferred stock                  518                -                 -               518
                                                          ---              ---               ---               ---
       Net income applicable to
         common stockholders                      $     3,689       $      596        $     (143)      $     4,142
                                                  ===========       ==========        ==========       ===========

Net income per common share
    Basic (G)                                     $       .65                                          $       .73
                                                  ===========                                          ===========
    Diluted (G)                                   $       .65                                          $       .73
                                                  ===========                                          ===========


                                      See accompanying notes.


                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2003

  (A) To reflect the unaudited consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of June 30, 2003, as reported on the Company's Quarterly Report on Form 10-Q.

  (B) To reflect the July 24, 2003 purchase allocation of the Company's acquisition of the property located in Los Angeles, California (the "Property"), as of June 30, 2003, for approximately $21.5 million. There was no independent valuation performed on the Property. The Company intends to account for the acquisition in accordance with SFAS 141 and 142. We are currently in the process of analyzing the fair value of the in-place lease; and, consequently, no value has yet been assigned to the lease in the accompanying pro forma balance sheet. Therefore, the purchase price allocation is preliminary and subject to change.

  (C) To reflect the short-term secured financing that the Company provided to the other 50% tenant in common pending completion of permanent financing secured by this Property.

  (D) To reflect the funds borrowed under the Company's line of credit used to purchase the Property.

 (E)     To reflect the minority owner's 50% tenancy in common.

2. Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2002

(A) To reflect the consolidated income statement of the Company for the year ended December 31, 2002, as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Property for the period from September 15, 2002 (commencement of operations of the Property) to December 31, 2002.

(C) To reflect interest income on the $7 million mortgage at 9% for the period from September 15, 2002 to December 31, 2002.
..

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years for the period from September 15, 2002 to December 31, 2002.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued


(E) To reflect the interest expense for the period from September 15, 2002 to December 31, 2002 for borrowings under the revolving line of credit ($17.75 million at approximately 4.3%) used to fund substantially all of the Company's 50% interest in the Property plus the $7 million it provided the other 50% tenant in common as short-term financing.

(F) To reflect the minority owner's 50% tenancy in common share of depreciation expense associated with the Property.

(G) Basic net income per common share is calculated based on approximately 4,614,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 4,644,000 weighted average common shares and common share equivalents outstanding.

3. Notes to Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2003

(A) To reflect the consolidated income statement of the Company for the six months ended June 30, 2003, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the historical operations of the Property for the six months ended June 30, 2003.

(C)      To reflect interest income on the $7 million mortgage at 9%.

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years.

(E) To reflect the interest expense for borrowings under the revolving line of credit ($17.75 million at approximately 4%) used to fund substantially all of the Company's 50% interest in the Property plus the $7 million it provided the other 50% tenant in common as short-term financing.

(F) To reflect the minority owner's 50% tenancy in common share of depreciation expense associated with the Property.

(G) Basic net income per common share is calculated based on approximately 5,660,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 5,691,000 weighted average common shares and common share equivalents outstanding.